SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          21-Jun-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        21-Jun-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     391650390      595540  2121440           0   391054850  21-Jun-99
IIPP-A-1   95600169      125062   517834           0    95475106  21-Jun-99
IIPP-A-2   22364000           0   121138           0    22364000  21-Jun-99
IIPP-A-3   13136228           0    71155           0    13136228  21-Jun-99
III-A-1    54998504     1069299   309367           0    53929205  25-Jun-99
III-A-2     7605000           0    42778           0     7605000  25-Jun-99
III-A-3    28332535           0   159371           0    28332535  25-Jun-99
III-A-4   171364849     3635826   935366           0   167729023  25-Jun-99
III-A-5    19255028     1234610   108310           0    18020419  25-Jun-99
III-A-6     5077477     N/A        28561           0     4969749  25-Jun-99
II-P          18638          18        0           0       18620  21-Jun-99
III-P        320249         301        0           0      319948  25-Jun-99
III-X      16688814     N/A        93875           0    16236519  25-Jun-99
C-B-1       9793803        8250    53050           0     9785553  21-Jun-99
C-B-2       4898521        4127    26534           0     4894395  21-Jun-99
C-B-3       2176641        1834    11790           0     2174808  21-Jun-99
C-B-4       1904561        1604    10316           0     1902957  21-Jun-99
C-B-5       1088320         917     5895           0     1087403  21-Jun-99
C-B-6       1360402        1146     7369           0     1359256  21-Jun-99
III-B-1    10668728        7524    60012           0    10661204  25-Jun-99
III-B-2     4573038        3225    25723           0     4569813  25-Jun-99
III-B-3     2286265        1612    12860           0     2284652  25-Jun-99
III-B-4     1676594        1182     9431           0     1675412  25-Jun-99
III-B-5      609670         430     3429           0      609240  25-Jun-99
III-B-6     1524177        1075     8574           0     1523102  25-Jun-99
A-R               0           0        0           0           0
TOTAL:    847206312     6693583  4744176           0   840512729

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      999.13455     1.51928  5.41198   997.61527 21-Jun-99
IIPP-A-1   997.21665     1.30454  5.40159   995.91211 21-Jun-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 21-Jun-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 21-Jun-99
III-A-1    994.09858    19.32759  5.59180   974.77099 25-Jun-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 25-Jun-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 25-Jun-99
III-A-4    993.56341    21.08031  5.42320   972.48310 25-Jun-99
III-A-5    980.79811    62.88761  5.51699   917.91050 25-Jun-99
III-A-6    993.56348     0.00000  5.58879   972.48317 25-Jun-99
II-P       999.08818     0.97186  0.00000   998.11632 21-Jun-99
III-P      999.09858     0.94048  0.00000   998.15810 25-Jun-99
III-X      982.74752     0.00000  5.52795   956.11338 25-Jun-99
C-B-1      999.16376     0.84169  5.41214   998.32207 21-Jun-99
C-B-2      999.16376     0.84169  5.41214   998.32206 21-Jun-99
C-B-3      999.16376     0.84169  5.41214   998.32206 21-Jun-99
C-B-4      999.16376     0.84169  5.41214   998.32206 21-Jun-99
C-B-5      999.16376     0.84169  5.41214   998.32206 21-Jun-99
C-B-6      999.16376     0.84169  5.41213   998.32206 21-Jun-99
III-B-1    999.31887     0.70476  5.62117   998.61411 25-Jun-99
III-B-2    999.31887     0.70476  5.62117   998.61411 25-Jun-99
III-B-3    999.31887     0.70476  5.62117   998.61411 25-Jun-99
III-B-4    999.31887     0.70476  5.62117   998.61412 25-Jun-99
III-B-5    999.31887     0.70475  5.62117   998.61411 25-Jun-99
III-B-6    999.31887     0.70475  5.62117   998.61412 25-Jun-99
A-R          0.00000     0.00000  0.03000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Jun-99